EXHIBIT 10.5
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                SECOND AMENDMENT TO PURCHASE AGREEMENT
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           THIS SECOND AMENDMENT TO PURCHASE AGREEMENT ("Amendment") is
made as of this 13th day of August, 1997, by and between SHERRY LANE ASSOCIATES, a Texas general partnership ("Seller"), and COTTONWOOD REALTY SERVICES, L.L.C., a Texas limited liability company ("Buyer").

                            R E C I T A L S
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     A.    Buyer and Seller are parties to that certain Purchase Agreement dated effective July 7, 1997, as amended by (i) that certain First Amendment to Purchase Agreement dated effective as of August 6, 1997, (ii) that certain letter agreement dated August 8, 1997, and (iii) that certain letter agreement dated August 12, 1997 (collectively, the "Purchase Agreement") with respect to that certain real property located at 5956 Sherry Lane located in Dallas, Texas and more specifically described in the Purchase Agreement.

     B. Buyer and Seller wish to modify the Purchase Agreement in the manner set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, Buyer and Seller hereby agree as follows:

     1. DUE DILIGENCE PERIOD. The "Due Diligence Period" as defined in Paragraph 4(B) of the Purchase Agreement is hereby extended to Friday, August 15, 1997. In the event that Seller agrees, in its sole and absolute discretion, to any additional extensions of the Due Diligence Period, Buyer shall pay to Seller an extension fee (the "Extension Fee") equal to the sum of $25,000 for each calendar day that Seller agrees that the Due Diligence Period shall be extended past August 15, 1997. The entire Extension Fee shall be paid by Buyer directly to Seller (and not through escrow) upon Seller's written agreement to the additional extension of the Due Diligence Period by wire transfer of immediately available funds in accordance with Seller's written wire instructions. Receipt of such payment prior to the expiration of the then current Due Diligence Period shall, at Seller's option, be a condition to such additional extension. The Extension Fee shall be in addition to, and not in lieu of, the Initial Escrow Deposit, the Additional Escrow Deposit and the Purchase Price (each as defined in the Purchase Agreement) to be paid pursuant to the Purchase Agreement and shall not be applied to the Purchase Price or be refunded to Buyer under any circumstances whatsoever.



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     2.    CLOSING DATE.  The "Closing Date" as defined in Paragraph 5 of the Purchase Agreement is hereby extended to Wednesday, September 10, 1997.

     3. SATISFACTION OF TITLE REQUIREMENTS. Notwithstanding anything to the contrary contained in the Purchase Agreement, it shall be a condition precedent to Buyer's obligation to purchase the Property that, on or before the Closing Date, the title requirements numbered 1, 2, 5, 6, 7, 8 and 9 in Schedule C of the Preliminary Title Report (as defined in the Purchase Agreement) shall have been satisfied, a copy of which Schedule C is attached hereto and made a part hereof.

     4. FULL FORCE AND EFFECT. Except as modified herein, Buyer and Seller acknowledge and agree that the Purchase Agreement remains in full force and effect.

     5. COUNTERPARTS. This Amendment may be signed by the parties in different counterparts and the signature pages combined to create a document binding on all parties. The parties hereto agree that facsimile copies of signatures shall be acceptable and shall be deemed original signatures (provided, however, each party will send the other an executed counterpart original, if requested).

     6. DEFINED TERMS. Except as otherwise specifically set forth in this Amendment, each term which is used in a defined manner herein (and the initial letter of which is capitalized) shall have the meaning set forth for such term in the Purchase Agreement.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                 SELLER:

                 COTTONWOOD REALTY SERVICES, L.L.C.,
                 a Texas limited liability company,


                 By:
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                 Name:
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                 Title:
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                 BUYER:

                 SHERRY LANE ASSOCIATES,
                 a Texas general partnership

                 By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership, its general partner

                      By:   JMB REALTY CORPORATION,
                            a Delaware corporation,
                            its general partner


                            By:
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                            Name:
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                            Title:
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